Exhibit 10(b)

CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

     We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. filed as part of Registration Statement No. 333-72239 and to the use of our opinion of counsel, incorporated by reference to Exhibit 9 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File
No. 333-72239).

/s/ Swidler Berlin Shereff Friedman, LLP Swidler Berlin Shereff Friedman, LLP

New York, New York March 3, 2000